EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trans-Pacific Aerospace Company, Inc. (the “Company”) on Form 10-Q for the quarterly period ended January 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Reed McKay, President, Chief Executive Officer and Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ William Reed McKay	Dated:	March 15, 2011
William Reed McKay
Title:	President and Chief Executive Officer

By:	/s/ William Reed McKay	Dated:	March 15, 2011
William Reed McKay
Title:	Chief Financial Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.